UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 17, 2025
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 17, 2025, Momentus Inc. (the “Company”) held its 2025 Special Meeting of Stockholders (the “Special Meeting”). A quorum was present at the meeting. The final results of voting for each matter submitted to a vote of stockholders at the Special Meeting are set forth below.

Matters submitted to the stockholders and voted upon at the Special Meeting, which are more fully described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2025 and the Company’s definitive proxy statement supplement filed with the SEC on September 8, 2025, were (i) to authorize the Company’s Board of Directors (the “Board”) to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of Class A common stock at a reverse stock split ratio in the range of 1-for-5 through 1-for-17.85 (the “Reverse Stock Split Proposal”); (ii) to approve, pursuant to Nasdaq listing rules, the issuance of our Class A common stock in connection with the exercise of certain outstanding warrants, and any future adjustments of the exercise price of the warrants (the “Warrant Exercise Proposal”); (iii) to approve the postponement or adjournment of the Special Meeting if necessary or appropriate, to permit further solicitation and vote of proxies if there were insufficient votes to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal”); (iv) to approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing inducement warrants, and any future adjustments of the exercise price of the warrants (the “Inducement Warrant Proposal”); (v) to approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing convertible notes and warrants, and any future adjustments of the exercise price of the warrants (the “Convertible Notes and Warrants Proposal”); (vi) to approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the exercise of certain existing lender warrants, and any future adjustments of the exercise price of the warrants (the “Lender Warrant Proposal”); and (vii) to approve, pursuant to Nasdaq listing rules, the issuance of Class A common stock in connection with the entry into the debt settlement agreement (the “Debt Settlement Proposal”).

At the Special Meeting, the Company’s stockholders approved the seven proposals. The final results were as follows:

Proposal 1
Reverse Stock Split Proposal

The Reverse Stock Split Proposal was approved by the following vote:

For	Against	Abstain
2,986,283	727,980	79,434

Proposal 2
Warrant Exercise Proposal

The Warrant Exercise Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
888,109	187,489	71,530	2,646,569

Proposal 3
Adjournment Proposal

The Adjournment Proposal was approved by the following vote:

For	Against	Abstain
3,234,305	478,548	80,844

Proposal 4
Inducement Warrant Proposal

The Inducement Warrant Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
626,538	18,082	502,508	2,646,569

Proposal 5
Convertible Notes and Warrants Proposal

The Convertible Notes and Warrants Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
626,538	18,082	502,508	2,646,569

Proposal 6
Lender Warrant Proposal

The Lender Warrant Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
626,709	17,913	502,506	2,646,569

Proposal 7
Debt Settlement Proposal

The Debt Settlement Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
626,579	18,043	502,506	2,646,569

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
Dated:	September 18, 2025	Title:	Chief Financial Officer